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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                       FORM 8-K

                  Current Report Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      February 28, 1997
                                                  --------------------------


                             Sierra Pacific Power Company
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                (Exact name of registrant as specified in its charter)

                                        Nevada
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                       (State of incorporation or organization)


                  0-508                                    88-0044418
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    (Commission File Number)                           (I.R.S. Employer
                                                      Identification No.)

              P.O. Box 10100 (6100 Neil Road), Reno, Nevada  89520-0400
            -------------------------------------------------------------
           (Address of Principal Executive Offices)           (Zip Code)

Registrant's telephone number, including area code:       (702) 689-4011
                                                    ------------------------

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Item 5.  Other Events.

    On November 27, 1996, the Registrant filed a Registration Statement on Form S-3 (No. 333-17041), as amended by a Pre-Effective Amendment No. 1 filed on December 18, 1996 (the "Registration Statement") in connection with its proposed offering of $35,000,000 of Collateralized Debt Securities, Series D (the "Debt Securities"). As exhibits to said Registration Statement, the Registrant filed draft forms of several agreements relating to the Debt Securities. Such agreements have since been finalized and, in some cases, supplemented. The final form of such agreements and related documents are filed herewith as exhibits, as set forth in Item 7 hereof.

Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits.

    Exhibit A --   Distribution Agreement for the issuance and sale of the Debt
                   Securities, dated as of February 21, 1997.

    Exhibit B --   Fourth Supplemental Indenture to the Indenture, dated as of
                   February 1, 1997.

    Exhibit C --   Thirty-fifth Supplemental Indenture, dated as of
                   February 1, 1997.

    Exhibit D --   Form of Medium-Term Global Fixed-Rate Note, Series D.

    Exhibit E --   Statement setting forth computation of ratio of earnings to fixed charges.

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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SIERRA PACIFIC POWER COMPANY



Date:  March 10, 1997                  By: /s/ Lynn M. Miller
                                           ----------------------------------
                                           Lynn M. Miller
                                           Controller

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                                    EXHIBIT INDEX


    Exhibit   Document
    -------   --------

        A Distribution Agreement for the issuance and sale of the Debt Securities, dated as of February 21, 1997.

        B Fourth Supplemental Indenture to the Indenture, dated as of February 1, 1997.

        C     Thirty-fifth Supplemental Indenture, dated as of
              February 1, 1997.

        D     Form of Medium-Term Global Fixed-Rate Note,
              Series D.

        E Statement setting forth computation of ratio of earnings to fixed charges.